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                                                                    Exhibit 10.9

                               SECURITY AGREEMENT

To:          ATS AUTOMATION TOOLING SYSTEMS INC.

The undersigned (hereinafter called the "Debtor") hereby enters into this Security Agreement with ATS AUTOMATION TOOLING SYSTEMS INC. (hereinafter called the "Company") for valuable consideration and as security for the repayment of all present and future indebtedness of the Debtor to the Company and interest thereon and for the payment and discharge of all other present and future liabilities and obligations, direct or indirect, absolute or contingent, of the Debtor to the Company (all such indebtedness, interest, liabilities and obligations being hereinafter collectively called the "Obligations"). This Security Agreement is entered into pursuant to and is governed by the Personal Property Security Act (Ontario) insofar as it affects personal property located in Ontario.

1.    The Debtor hereby:

      (a) mortgages and charges to the Company as and by way of a fixed and specific mortgage and charge, and grants to the Company a security interest in all its present and future equipment and any proceeds therefrom, including, without limiting the generality of the foregoing, all fixtures, plant, machinery, tools and furniture now or hereafter owned or acquired or in respect of which the Debtor has rights now or in the future and any equipment specifically listed or otherwise described in any schedule hereto;

      (b) mortgages and charges to the Company, and grants to the Company a security interest in all its present and future inventory and any proceeds therefrom, including, without limiting the generality of the foregoing, all raw materials, goods in process, finished goods and packaging material and goods acquired or held for sale or furnished or to be furnished under contracts of rental or service;

      (c) assigns, transfers and sets over to the Company, and grants to the Company a security interest in all its present and future intangibles and any proceeds therefrom, including, without limiting the generality of the foregoing, all its present and future accounts, accounts receivable, contract rights and other choses in action of every kind or nature now due or hereafter to become due, including insurance rights arising from or out of the assets referred to in sub-clauses (a) and (b) above;

      (d) grants, mortgages, charges, transfers and assigns to the Company a security interest in, all its present and future chattel papers, documents of title, instruments, money and securities, and any proceeds therefrom; and

      (e) charges in favour of the Company as and by way of a floating charge its undertaking and all its property and assets, real and personal, moveable or immoveable, of whatsoever nature and kind, both present and future (other than property and assets hereby validly assigned or subjected to a specific mortgage and charge and to the exceptions hereinafter contained). For the purposes of this Security Agreement, the equipment, inventory, intangibles, undertaking and all

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            other property and assets of the Debtor referred to in this clause 1 are hereinafter sometimes collectively called the "Collateral". Without limiting the generality of the description of Collateral as set out in this clause 1, and for greater certainty, the Collateral shall include all present and future personal property of the Debtor of the type described in any schedule attached hereto. The Debtor agrees that it shall promptly advise the Company in writing of any acquisition of personal property which is not of the type herein described. The Debtor agrees to execute and deliver from time to time, at its own expense, amendments to this Security Agreement or additional security agreements, which may be reasonably required by the Company to ensure attachment of security interests in such personal property.

2. The Debtor shall at all times do, execute, acknowledge and deliver or cause to be done, executed, acknowledged or delivered all and singular every such further acts, deeds, transfers, assignments, security agreements and assurances as the Company may reasonably require for the better granting, transferring, assigning, charging, setting over, assuring and confirming unto the Company the property and assets hereby mortgaged and charged or subjected to security interests or intended so to be or which the Debtor may hereafter become bound to mortgage, charge, transfer, assign or subject to a security interest in favour of the Company and for the better accomplishing and effectuating of this Security Agreement.

3. The Debtor shall at all times upon request by the Company furnish the Company with such information concerning the Collateral and the Debtor's affairs and business as the Company may reasonably request, including lists of inventory and equipment and lists of accounts and accounts receivable showing the amounts owing upon each account and securities therefor and copies of all financial statements, books and accounts, invoices, letters, papers and other documents in any way evidencing or relating to the account.

4. The Debtor shall be in default under this Security Agreement upon the occurrence of any one of the following events:

      (a)   the Debtor shall default under any of the Obligations;

      (b) the Debtor shall default in the due observance or performance of any covenant, undertaking or agreement heretofore or hereafter given to the Company, whether contained herein or not, and including any covenant or undertaking set out in any Schedule to this Security Agreement;

      (c) an execution or any other process of any court shall become enforceable against the Debtor or a distress or analogous process shall be levied upon the property of the Debtor or any part thereof;

      (d) the Debtor shall become insolvent or commit an act of bankruptcy or make an assignment in bankruptcy or a bulk sale of its assets or a bankruptcy petition shall be filed or presented against the Debtor and not be bona fide opposed by the Debtor;

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      (e)   the Debtor shall cease to carry on business.

5. Upon any default under this Security Agreement, the Company may declare any or all of the Obligations to be immediately due and payable and the Company may proceed to realize the security hereby constituted and to enforce its rights of entry; or by the appointment by instrument in writing of a receiver or receivers of the subject matter of such security or any part thereof and such receiver or receivers may be any person or persons, whether an officer or officers or employee or employees of the Company or not, and the Company may remove any receiver or receivers so appointed and appoint another or others in his or their stead; or by proceedings in any court of competent jurisdiction for the appointment of a receiver or receivers or for sale of the Collateral or any part thereof; or by any other action, suit, remedy or proceeding authorized or permitted hereby or by law or by equity; and may file such proofs of claim and other documents as may be necessary or advisable in order to have its claim lodged in any bankruptcy, winding-up or other judicial proceedings relative to the Debtor. Any such receiver or receivers so appointed shall have power to take possession of the Collateral or any part thereof and to carry on the business of the Debtor, and to borrow money required for the maintenance, preservation or protection of the Collateral or any part thereof or the carrying on of the business of the Debtor, and to further charge the Collateral in priority to the security constituted by this Security Agreement as security for money so borrowed, and to sell, lease or otherwise dispose of the whole or any part of the Collateral on such terms and conditions and in such manner as he shall determine. In exercising any powers any such receiver or receivers shall act as agent or agents for the Debtor and the Company shall not be responsible for his or their actions.

      In addition, the Company may enter upon the applicable premises and lease or sell the whole or any part or parts of the Collateral. The Debtor agrees that considering the nature of that part of the Collateral that is not perishable it will be commercially reasonable to sell such part of the
      Collateral:

      (a)   as a whole or in various lots;

      (b) by a public sale or call for tenders by advertising such sale once in a local daily newspaper at least seven (7) days before such sale; and

      (c) by private sale after the receipt by the Company of at least two offers from prospective purchasers who may include persons related to or affiliated with the Debtor or other customers of the Company.

      Any such sale shall be on such terms and conditions as to credit or otherwise and as to upset or reserve bid or price as to the Company in its sole discretion may seem advantageous and such sale may take place whether or not the Company has taken possession of such property and assets.

      No remedy for the realization of the security hereof or for the enforcement of the rights of the Company shall be exclusive of or dependent on any other such remedy, but any one or more of such remedies may from time to time be exercised independently or in

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      combination. The term "receiver" as used in this Security Agreement includes a receiver and manager.

6. Any and all payments made in respect of the Obligations from time to time and moneys realized from any securities held therefor (including moneys realized on any enforcement of this Security Agreement) may be applied to such part or parts of the Obligations as the Company may see fit, and the Company shall at all times and from time to time have the right to change any appropriation as the Company may see fit.

7. The Debtor agrees to pay all reasonable expenses, including solicitor's fees and disbursements and the remuneration of any receiver appointed hereunder, incurred by the Company in the preparation, perfection and enforcement of this Security Agreement including all expenses incurred by the Company and its agents to put into place and confirm the priority of any security interest in this Security Agreement and the payment of such expenses shall be secured hereby.

8. The Company may waive any default herein referred to; provided always that no act or omission by the Company in the premises shall extend to or be taken in any manner whatsoever to affect any subsequent default or the rights resulting therefrom.

9. The Debtor acknowledges that value has been given, that the Debtor has rights in the Collateral and that the parties have not agreed to postpone the time for attachment of any security interest in this Security Agreement.

10. The security hereof is in addition to and not in substitution for any other security now or hereafter held by the Company and shall be general and continuing security notwithstanding that the Obligations of the Debtor shall at any time or from time to time be fully satisfied or paid.

11. Nothing herein shall obligate the Company to make any advance or loan or further advance or loan or to renew any note or extend any time for payment of any indebtedness or liability of the Debtor to the Company.

12. This Security Agreement shall enure to the benefit of and be binding upon the respective heirs, executors, administrators, successors and assigns of the Debtor and the Company.

13. In construing this Security Agreement, terms herein shall have the same meaning as defined in The Personal Property Security Act (Ontario), unless the context otherwise requires. The word "Debtor", the personal pronoun "it" or "its" and any verb relating thereto and used therewith shall be read and construed as required by and in accordance with the context in which such words are used depending upon whether the Debtor is one or more individuals, corporations or partnerships and, if more than one, shall apply and be binding upon each of them severally. The term "successors" shall include, without limiting its meaning, any corporation resulting from the amalgamation of a corporation with another corporation and, where the Debtor is a partnership, any new partnership resulting from the admission of new partners or any other change in the Debtor, including, without limiting the generality of the foregoing, the death of any or all of the partners.

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IN WITNESS WHEREOF this Security Agreement has been executed by the Debtor on the 30th day of September, 2005.

                                     CANADIAN SOLAR INC.

                                     Per: /s/
                                          --------------------------
                                          Name:  Shawn Xiaohua Qu
                                          Title:  President

                                     I have authority to bind the corporation

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